UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ] Definitive Information Statement

FINDEX.COM, INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

FINDEX.COM, INC.
1313 SOUTH KILLIAN DRIVE
LAKE PARK, FL 33403

October 3, 2014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

The Information Statement enclosed herewith is being furnished to holders of shares of (i) common stock, par value $.001 per share (the “Common Stock”), and (ii) Series MX convertible preferred stock, par value $.001 per share, the holders of which, pursuant to the certificate of designations relating to such series, are entitled to vote on an as-converted-to-Common-Stock basis together with the holders of the Common Stock on all matters in relation to which the holders of Common Stock are entitled to vote (the “Series MX Convertible Preferred Stock” and, together with the Common Stock, the “Voting Stock”), in each case of Findex.com, Inc. (the “Company,” “we” or “us”).  The purpose of the Information Statement is to notify our stockholders that, on October 3, 2014 (the “Record Date”), we obtained the approval, by way of written consent in lieu of a meeting, from certain of our principal stockholders holding collectively and in the aggregate 216,979,148 shares of Voting Stock, representing a 52% majority of our total issued and outstanding Voting Stock, to adopt an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 120,000,000 to 900,000,000.

This is not a notice of a meeting of stockholders and no stockholder meeting will be held to consider the matter described herein.  Our Board of Directors is not soliciting your proxy in connection with the adoption of this resolution and proxies are not being requested from our stockholders.  The enclosed Information Statement is being furnished to you strictly to inform you that the foregoing action has been approved by the holders of (or persons otherwise able to direct the vote of) a majority of our Voting Stock.  The action so approved will not be taken, if at all, before the date which is 20 days after the Information Statement is first mailed to the holders of our Voting Stock.  You are urged to read the Information Statement in its entirety for a more complete description of the authorization previously obtained by the consenting majority holders of our Voting Stock.

The Information Statement is being mailed on or about October __, 2014 to our stockholders of record on the Record Date.

Thank you for your continued support.

Sincerely,

/s/ Steven Malone
Steven Malone
Chairman, President and Chief Executive Officer

FINDEX.COM, INC.
1313 SOUTH KILLIAN DRIVE
LAKE PARK, FL  33403

SCHEDULE 14(C) INFORMATION STATEMENT
(PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
 AND RULE 14C-2 THEREUNDER)

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or otherwise furnished to you by the board of directors (our “Board of Directors”) of Findex.com, Inc. (the “Company” “we” or “us”) to inform you that the Company has obtained the prior approval – by way of written consent in lieu of a meeting – of certain of our principal stockholders – holding collectively and in the aggregate a 52% majority of our total issued and outstanding voting stock as of October 3, 2014 (the “Record Date”) – to adopt an amendment to our Articles of Incorporation increasing the number of our authorized shares of common stock, par value $.001 per share (the “Common Stock”) from 120,000,000 to 900,000,000.  As a recipient of this Information Statement, you are a holder of either shares of (i) our Common Stock, and/or (ii) our Series MX convertible preferred stock, par value $.001 per share, the holders of which, pursuant to the certificate of designations relating to such series, are entitled to vote on an as-converted-to-Common-Stock basis together with the holders of the Common Stock on all matters in relation to which the holders of Common Stock are entitled to vote (the “Series MX Convertible Preferred Stock” and, together with the Common Stock, the “Voting Stock”).

Our Board of Directors approved the foregoing action by unanimous written consent on September 30, 2014 and recommended that such resolution be submitted as required under Article VIII of our Articles of Incorporation for stockholder approval.

Accordingly, all necessary corporate approvals in connection with the contemplated action have been duly obtained and this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner prescribed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before final steps are taken to carry it out, and it takes effect.  No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, nor under the Nevada Revised Statutes are afforded to our stockholders as a result of the adoption, or proposed adoption, of this resolution or the action authorized pursuant to it.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

All holders of our Voting Stock as of the close of business on the Record Date are entitled to notice and receipt of this Information Statement.  Final steps to effectuate the corporate action authorized by the foregoing resolution will not be carried out, and the action will not become effective, before the day which is 20 calendar days after the mailing of this Information Statement to such record stockholders.  This Information Statement is first being mailed or furnished to the stockholders of the Company on or about October __, 2014.

The Company will pay all expenses in connection with the preparing, printing, and distributing of this Information Statement.

GENERAL INFORMATION

WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

Stockholders are not being asked to approve anything.  To the extent required, stockholder approval of the action discussed herein has already been obtained.  This Information Statement is being provided to you only for purposes of informing you of what has already been approved.

WHAT CORPORATE ACTION HAS ALREADY BEEN APPROVED?

The only action to which this Information Statement relates is the only action which has already been approved.  Specifically, this action is the adoption of an amendment to our Articles of Incorporation increasing the number of our authorized shares of Common Stock from 120,000,000 to 900,000,000.

HOW CAN STOCKHOLDER APPROVAL ALREADY HAVE BEEN OBTAINED IF STOCKHOLDERS WERE NOT YET INVITED TO VOTE AND NO STOCKHOLDERS’ MEETING HAS BEED HELD?

Section 78.320 of the Nevada Revised Statutes provides that, unless prohibited under a company’s articles of incorporation or bylaws, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a written consent thereto is obtained by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.  Neither our Articles of Incorporation nor our Bylaws prohibit stockholder action by way of written consent.

In accordance with the Nevada Revised Statutes and our Articles of Incorporation and Bylaws, the corporate action discussed herein requires the affirmative vote of the holders of a majority of our voting power.  Each share of our Common Stock entitles the holder to one vote on all matters submitted to the stockholders.  Each share of our Series MX Convertible Preferred Stock entitles the holder to one vote on an as-converted-to-Common-Stock basis on all matters submitted to a vote of stockholders.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action described herein as early as possible in order to accomplish the purposes as hereafter described, our Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the Company’s Voting Stock, which Voting Stock consists of both the Common Stock and the Series MX Convertible Preferred Stock.  As of October 3, 2014 (the “Record Date”), there were 119,134,980 shares of our Common Stock outstanding and 118,938 shares of our Series MX Convertible Preferred Stock outstanding (with the shares of Series MX Convertible Preferred Stock carrying voting rights in the aggregate equivalent to 297,345,000 shares of Common Stock), and, upon such date, the written consent to such action was obtained from certain of our principal stockholders holding in the aggregate 216,979,148 shares of voting stock, representing a 52% majority of our total issued and outstanding Voting Stock.

In accordance with Article VIII of our Articles of Incorporation, any action to be taken by way of written consent of our stockholders requires that it first be approved by our Board of Directors.  Our Board of Directors approved the foregoing action by unanimous written consent (in accordance with Section 78.315 of the Nevada Revised Statutes) on September 30, 2014 and recommended that such resolutions be submitted as required under Article VIII of our Articles of Incorporation for stockholder approval.

As a result of the foregoing, no further stockholder vote or meeting is required to approve the action and no proxies will be solicited.

ARE STOCKHOLDER’S ENTITLED TO DISSENTER’S RIGHTS IN CONNECTION WITH THIS ACTION?

No.  The Nevada Revised Statutes do not provide for dissenter’s rights in connection with the action contemplated by the authorization obtained.

IS THE COMPANY DISTRIBUTING THIS INFORMATION STATEMENT VOLUNTARILY?

No.  Although the Nevada Revised Statutes do not require that notice of action taken by way of written consent of stockholders be provided to non-consenting stockholders, federal securities laws impose very specific requirements for companies such as ours whose common stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”).  Pursuant to Rule 14c-2 promulgated under the Exchange Act, any stockholder approval (of a company subject to the Exchange Act reporting requirements) which is obtained by written consent cannot take effect until 20 days after an Information Statement conforming to the requirements of Schedule 14C is mailed to stockholders.

INFORMATION RELATING TO SECURITY OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 3, 2014, the beneficial ownership of the Company’s Voting Stock by (i) the only persons who own of record or are known to own, beneficially, more than 5% of the Company’s Common Stock on an-as-converted-to-Common Stock basis; (ii) each director and executive officer of the Company; and (iii) all officers, directors, and individuals as a group.  Unless otherwise indicated, each such person is believed to have the sole voting and investment power with respect to the shares owned.  The address of each person listed is in care of FindEx.com, Inc., 1313 South Killian Drive, Lake Park, FL 33403.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock (1)
John Kuehne	31,188,300	7.49%
Steven Malone	23,940,848	5.75%
Donald Schoenfeld	---	---%
The Renewable Corporation	157,942,500	37.92%
All officers, directors, and individuals as a Group (4 persons)	213,071,648	51.16%

1)	Based upon 416,479,980 shares of our Common Stock on an-as-converted-to-Common Stock basis of our total issued and outstanding Voting Stock as of October 3, 2014.

INFORMATION RELATING TO THE ACTION TAKEN BY OUR BOARD OF DIRECTORS
AND THE CONSENTING STOCKHOLDERS INVOLVING THE ADOPTION OF AN AMENDMENT TO
 OUR ARTICLES OF INCORPORATION INCREASING THE NUMBER OF OUR AUTHORIZED
SHARES OF COMMON STOCK FROM 120,000,000 TO 900,000,000.

WHAT IS MEANT BY “AUTHORIZED SHARES”?

“Authorized Shares” are those shares of FindEx capital stock that the Company has been granted authority to issue pursuant to its articles of incorporation, the total amount of which is specifically set forth therein.  Authorized shares include both issued and outstanding shares as well as unissued shares and treasury shares.

HOW MANY SHARES DOES THE COMPANY CURRENTLY HAVE AUTHORIZED?

Pursuant to Article V of our Articles of Incorporation, as restated and amended to date, we are currently authorized to issue up to a total of 125,000,000 shares of capital stock, 120,000,000 of which are shares of Common Stock, and 5,000,000 of which are serial preferred stock, the rights, preferences and privileges of which may be set by our Board of Directors from time to time.

HOW MANY ADDITIONAL SHARES HAVE BEEN AUTHORIZED BY THE CONSENTING SHAREHOLDERS?

780,000,000 shares of Common Stock.  Upon effectiveness of the amendment to our Articles of Incorporation, a result of a Nevada state corporate filing, we will be authorized to issue up to a total of 900,000,000 shares of Common Stock, as opposed to the current 120,000,000 shares.  No additional shares of preferred stock have been authorized.

WHY IS THERE A NEED FOR ADDITIONAL AUTHORIZED SHARES OF COMMON STOCK?

Of the 120,000,000 shares of Common Stock currently authorized, as of the Record Date (October 3, 2014), 119,134,980 shares of Common Stock were issued and outstanding.  As a result, approximately 865,020 shares of Common Stock remain available for future issuance prior to the effecting of this corporate action.

Having available authorized but unissued shares of common stock can be important to a corporation for any number of different reasons, and often for a variety of different reasons.  In our case, and as is commonly true with many small, developing technology companies, these reasons include the following:

▪	a need or potential need, for shares to be issued as part of a necessary or desirable sale of stock or other securities in a given equity or convertible financing;
▪	a need or potential need, for non-cash currency to be used in making business or asset acquisitions or other corporate combinations;
▪	a need or potential need, for shares for issuance in connection with earn-out arrangements arising under acquisition agreements;
▪
a need or potential need, for shares to be issued in connection with incentive-based compensation arrangements, including the reservation of shares for issuance upon exercise of outstanding options under employee benefit plans; and

▪	a need or potential need, for a reservation of shares for issuance upon exercise of outstanding common stock purchase warrants.

While each of the above represents current actual or anticipated potential needs of the Company, a noteworthy need in particular for the increase in authorized shares of Common Stock at this time is the availability of shares to enable the conversion of shares of our issued and outstanding Series MX Convertible Preferred Stock to Common Stock. On July 1, 2014, and pursuant to the authority conferred upon the Board of Directors by Article V of the Articles of Incorporation, and pursuant to Section 78.1955 of the Nevada Revised Statutes, the Company, acting upon the unanimous written consent of the Board of Directors dated June 30, 2014, filed with the Nevada Secretary of State an amendment to the Articles of Incorporation in the form of a certificate designating the powers, preferences, privileges, limitations, restrictions, and relative rights and terms of 300,000 shares of Series MX Convertible Preferred Stock.  In accordance with the certificate of designations for the Series MX Convertible Preferred Stock, (i) if and when at any time following issuance of any shares of such stock, the Company were to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock to a number equal to or greater than nine hundred million (900,000,000), and without any action on the part of any holder(s) of the Series MX Convertible Preferred Stock, or further action on the part of the Company itself, each issued and outstanding share of Series MX Convertible Preferred Stock would automatically convert into twenty five hundred (2,500) shares of Common Stock (the “Automatic Conversion Feature”).  Commencing on July 23, 2014 in connection with the consummation of the merger involving the Corporation and EcoSmart Surface & Coating Technologies, Inc., and since that date for various other compensatory purposes, the Corporation has issued 118,938 shares of Series MX Convertible Preferred Stock.  Although neither the EcoSmart merger nor any of the other issuances of Series MX Convertible Preferred Stock that followed were contingent in any way on effecting the increase in authorized shares, we respect it as an obligation of ours, and we believe it is in the best interests of our stockholders, that an increase be effected in the number of authorized shares of Common Stock such that the Automatic Conversion Feature shall be triggered.

WHY WAS 780,000,000 DETERMINED TO BE THE CORRECT NUMBER TO INCREASE THE AUTHORIZED COMMON SHARES BY?

We determined to raise the number of authorized shares of Common Stock by 780,000,000 because it would result in a triggering of the Automatic Conversion Feature associated with the Series MX Convertible Preferred Stock while also leaving us with 483,520,020 additional shares, a figure management deemed to be sufficient to reasonably meet the Company’s other capital-raising and business needs for the indefinite future even though such needs cannot be known with any degree of certainty at this time.

WHAT WILL BE THE EFFECT OF AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK?

Upon the effectiveness of the amendment, the number of authorized shares of our Common Stock will have increased from 120,000,000 to 900,000,000.  As of the Record Date, we had 120,000,000 shares of authorized Common Stock and 119,134,980 shares of Common Stock issued and outstanding.  On a fully-diluted basis (that is, inclusive of all shares into which any outstanding convertible securities – including the Series MX Convertible Preferred Stock - are convertible, as well as all shares underlying outstanding but unexercised options and warrants), we had 416,479,980 shares of Common Stock issued and outstanding.

The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders.  However, the Board of Directors will have the authority to issue authorized Common Stock without requiring future stockholder approval of such issuances, except as may be required under the Nevada Revised Statutes or pursuant to our Articles of Incorporation.  To the extent that additional authorized shares are issued in the future, they may decrease our existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be economically dilutive to the shareholdings of existing stockholders.

Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a future change in control of the Company more difficult, and therefore less likely.  Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.  Our Board of Directors is not currently aware of any attempt to take over or acquire the Company.  While it may be deemed to have potential anti-takeover effects, the amendment to our Articles of Incorporation is not prompted by any specific effort or takeover threat currently perceived by management.

HOW WILL THIS CHANGE AFFECT OUR ARTICLES OF INCORPORATION?

The amendment will result in a change in Article V of our Articles of Incorporation so that it reads in pertinent part as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 905,000,000 of which 900,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

The text of the form of amendment to our Articles of Incorporation that will be filed with the Nevada Secretary of State to effect this action is set forth in Appendix A, subject, however, to such changes as may be required by the office of the Nevada Secretary of State, or as our Board of Directors deems necessary and advisable, to effect this action.

WHY DO STOCKHOLDERS NEED TO APPROVE AN INCREASE IN OUR AUTHORIZED COMMON STOCK?

Our capitalization is set forth in Article V of our Articles of Incorporation.  Section 78.390 of the Nevada Revised Statutes provides that every amendment to a company’s articles of incorporation shall first be adopted by the resolution of the board of directors and then be subject to the approval of stockholders entitled to vote on any such amendment.  Pursuant to that Section, as well as Article XVIII of our Articles of Incorporation, our Articles of Incorporation may only be amended upon the affirmative vote of at least a majority of the voting power of stockholders entitled to vote.  While, pursuant to Article XVIII of our Articles of Incorporation, some of the provisions contained in our Articles of Incorporation require a 75% supermajority to amend, Article V is not one of those provisions.

WHAT IS THE REQUIRED VOTE FOR THIS ACTION?

This corporate action has already been approved, pursuant to written consent, by our principal stockholders holding in the aggregate 216,979,148 shares of voting stock, representing a 52% majority of our total issued and outstanding Voting Stock.  No further vote is required or will be taken.

WHEN WILL THE AMENDMENT BECOME EFFECTIVE?

Under applicable federal securities laws, the corporate action discussed herein cannot be effective until at least 20 calendar days after this Information Statement is sent or given to the Company’s stockholders.  The amendment to our Articles of Incorporation will become effective upon filing with the Nevada Secretary of State.  It is anticipated that the foregoing will take place approximately 20 calendar days after this Information Statement is mailed to Company stockholders.

NO ADDITIONAL MATTERS

Except as set forth above, as of the date of this Information Statement, the Board of Directors knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

Only one Information Statement is being delivered to multiple security holders sharing an address. If you are a security holder at a shared address to which a single copy of this Information Statement was delivered, and you desire to obtain a separate copy of the documents delivered, please contact Chief Executive Officer, Steven Malone, at the Company.

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the SEC.  Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 1000 F Street, N.E., Washington, DC 20549.  Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates.  You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330.  The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) System may be obtained free of charge.

By Order of the Board of Directors

/s/ Steven Malone
Steven Malone
Chairman, President and Chief Executive Officer

October 3, 2014

APPENDIX A

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS (Pursuant to NRS 78.385 AND 78.390 – After Issuance of Stock)

1.             Name of Corporation: Findex.com, Inc.

2.             The articles have been amended as follows (provide article numbers, if available):

ARTICLE V: The language of the first sentence of Article V shall be amended so as to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 905,000,000 of which 900,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

3.     The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: A Majority.

4.             Effective date of filing (optional): Upon Filing.

5.             Officer Signature (required):

/s/ Steven Malone
Steven Malone
Chairman, President and Chief Executive Officer

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

-i-

APPENDIX B

UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
OF
FINDEX.COM, INC.

The undersigned, constituting all of members of the board of directors (the “Board of Directors”) of Findex.com, Inc., a Nevada corporation (the “Corporation”), without the formality of convening a meeting, do hereby take the following action and, pursuant to Section 78.315(2) of the State of Nevada Revised Statutes, do hereby adopt the following resolutions by written consent in lieu of a meeting as of this 30th day of September, 2014.

WHEREAS, pursuant to the Corporation’s articles of incorporation as amended and restated to date (the “Articles of Incorporation”), the Corporation is presently authorized to issue up to one hundred twenty million (120,000,000) shares of its sole class of common stock, par value $.001 per share (the “Common Stock”);

       WHEREAS, through issuances from time to time for a variety of purposes dating back to inception, including capital-raising and compensation, among others, the Corporation has issued as of the date hereof one hundred nineteen million one hundred thirty four thousand nine hundred eighty (119,134,980) shares of Common Stock, all of which remain outstanding as of the date hereof;

WHEREAS, on or about November 7, 2013, the Corporation, by way of unanimous written consent of the Board of Directors coupled with a majority written consent of stockholders, obtained the authorization to increase the number of shares of Common Stock from one hundred twenty million (120,000,000) to nine hundred million (900,000,000), but never acted upon such authorization (such consents, jointly, the “November 7, 2013 Consents”);

WHEREAS, on July 1, 2014, and pursuant to the authority conferred upon the Board of Directors by Article V of the Articles of Incorporation, and pursuant to Section 78.1955 of the Nevada Revised Statutes, the Company, acting upon the unanimous written consent of the Board of Directors dated June 30, 2014, filed with the Nevada Secretary of State an amendment to the Articles of Incorporation in the form of a certificate designating the powers, preferences, privileges, limitations, restrictions, and relative rights and terms of three hundred thousand (300,000) shares of Series MX convertible preferred stock (the “Series MX Convertible Preferred Stock”);

WHEREAS, in accordance with its terms, (i) if and when at any time following issuance of any shares of Series MX Convertible Preferred Stock, the Corporation shall cause to be duly amended the Articles of Incorporation such that an increase shall be effected in the number of authorized shares of Common Stock to a number equal to or greater than nine hundred million (900,000,000), and without any action on the part of any holder(s) of the Series MX Convertible Preferred Stock, or further action on the part of the Corporation, each issued and outstanding share of Series MX Convertible Preferred Stock shall automatically convert into twenty five hundred (2,500) shares of Common Stock (the “Automatic Conversion Feature”), and (ii) holders of the Series MX Convertible Preferred Stock are entitled to vote on an as-converted-to-Common-Stock basis, together as a single class, with the Common Stock, on all matters requiring the approval, ratification or consent of holders of the Common Stock;

WHEREAS, commencing on July 23, 2014 in connection with the consummation of the merger involving the Corporation and EcoSmart Surface & Coating Technologies, Inc. (the “Merger”), and since that date for various other compensatory purposes, the Corporation has issued one hundred eighteen thousand nine hundred thirty eight (118,938) shares of Series MX Convertible Preferred Stock, in connection with which it has committed itself (though not conditionally) to increasing the number of authorized shares of Common Stock such that the Automatic Conversion Feature shall be triggered, and, more generally, the Corporation is currently in need of additional authorized shares of Common Stock for a variety of capital-raising and other purposes;

WHEREAS, each of the constitution of the Board of Directors, the shareholder base, and the business of the Corporation have all materially changed since the November 7, 2013 Consents, and all as a result of the Merger;

-ii-

WHEREAS, pursuant to the Nevada Revised Statutes and the Corporation’s Articles of Incorporation, approval of the Corporation’s stockholders, inclusive of those holding shares of Series MX Convertible Preferred Stock voting on an as-converted-to-Common-Stock basis, is required for any amendment to the Corporation’s Articles of Incorporation;

WHEREAS, the Board of Directors have determined that it would now be in the best interests of the Corporation to amend the Articles of Incorporation so as to effect an increase in the number of authorized shares of Common Stock from 120,000,000 to 900,000,000, such amendment to be in the form annexed hereto as Exhibit A and made a part hereof (the “Proposed Amendment”);

NOW, THEREFORE, BE IT RESOLVED, that the officers of the Corporation hereby authorize and approve the Proposed Amendment, in the form annexed hereto as Exhibit A with such changes and additions, if any, as the officers of the Corporation, in consultation with corporate legal counsel, shall deem appropriate and advisable; and

RESOLVED FURTHER, that the Corporation, through the Board of Directors, shall recommend to the stockholders of the Corporation at the appropriate time that, upon due presentment, they formally authorize and approve the Proposed Amendment;

RESOLVED FURTHER, that the Board of Directors consent obtained on or about November 7, 2013 be and hereby is rescinded and voided for all purposes;

RESOLVED FURTHER, that, upon the obtaining of the requisite consent of the stockholders of the Corporation to the Proposed Amendment, an information statement prepared in accordance with Regulation 14C under the U.S. Securities & Exchange Act of 1934, as amended (“Regulation 14C”) be filed with the U.S. Securities and Exchange Commission (the “SEC”) and distributed thereafter to non-consenting stockholders in accordance with Regulation 14C (the “14C Information Statement);

RESOLVED FURTHER, that the Corporation set a record date of on or about October 2, 2014 for the purpose of determining Corporation stockholders who will be entitled to notice of and to vote on the Proposed Amendment;

RESOLVED FURTHER, that this resolution hereby cancels and supersedes the prior Unanimous Written Consent of the Board of Directors dated November 7, 2013 that authorized an increase to the Corporation’s authorized common stock;

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed to perform any and all such acts as such officers shall deem necessary or advisable to carry out the purposes and intent of the foregoing resolutions and the Proposed Amendment, including without limitation the execution and filing with the SEC of the 14C Information Statement;

RESOLVED FURTHER, that any actions taken by the officers of the Corporation prior to the date of this Unanimous Written Consent of the Board of Directors in relation to the Proposed Amendment and/or the 14C Information Statement shall be deemed to have been within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Corporation; and

RESOLVED FURTHER, that this Unanimous Written Consent of the Board of Directors be filed in the minute books of the Corporation and become part of the permanent record of the Corporation.

-iii-

IN WITNESS WHEREOF, the undersigned have executed this Unanimous Written Consent of the Board of Directors as of the date first written above.

/s/ John Kuehne
John Kuehne

/s/ Steven Malone
Steven Malone

/s/ Donald Schoenfeld
Donald Schoenfeld

-iv-

Exhibit A

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS (Pursuant to NRS 78.385 AND 78.390 – After Issuance of Stock)

1.             Name of Corporation: Findex.com, Inc.

2.             The articles have been amended as follows (provide article numbers, if available):

ARTICLE V: The language of the first sentence of Article V shall be amended so as to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 905,000,000 of which 900,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

3.     The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: A Majority.

4.             Effective date of filing (optional): Upon Filing.

5.             Officer Signature (required):

/s/ Steven Malone
Steven Malone
Chairman, President and Chief Executive Officer

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

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APPENDIX C

MAJORITY WRITTEN CONSENT OF STOCKHOLDERS
OF
FINDEX.COM, INC.

The undersigned stockholders of Findex.com, Inc., a Nevada Corporation (the “Corporation”), constituting a majority of the voting power entitled to vote on the matters set forth herein (the “Consenting Stockholders”), do hereby take the following action and, pursuant to Section 78.320 of the Nevada Revised Statutes, without the formality of calling and convening a meeting, do hereby consent to and adopt the following resolutions by written consent in lieu of a meeting as of this 30th day of September 2014.

WHEREAS, pursuant to the Corporation’s articles of incorporation as amended and restated to date (the “Articles of Incorporation”), the Corporation is presently authorized to issue up to one hundred twenty million (120,000,000) shares of its sole class of common stock, par value $.001 per share (the “Common Stock”);

WHEREAS, through issuances from time to time for a variety of purposes dating back to inception, including capital-raising and compensation, among others, the Corporation has issued as of the date hereof one hundred nineteen million one hundred thirty four thousand nine hundred eighty (119,134,980) shares of Common Stock, all of which remain outstanding as of the date hereof;

WHEREAS, on November 7, 2013, the Corporation, by way of unanimous written consent of the Corporation’s board of directors (the “Board of Directors”) coupled with a majority written consent of stockholders, obtained the authorization to increase the number of shares of Common Stock from one hundred twenty million (120,000,000) to nine hundred million (900,000,000), but never acted upon such authorization (such consents, jointly, the “November 7, 2013 Consents”);

WHEREAS, on July 1, 2014, and pursuant to the authority conferred upon the Board of Directors by Article V of the Articles of Incorporation, and pursuant to Section 78.1955 of the Nevada Revised Statutes, the Company, acting upon the unanimous written consent of the Board of Directors dated June 30, 2014, filed with the Nevada Secretary of State an amendment to the Articles of Incorporation in the form of a certificate designating the powers, preferences, privileges, limitations, restrictions, and relative rights and terms of three hundred thousand (300,000) shares of Series MX convertible preferred stock (the “Series MX Convertible Preferred Stock”);

WHEREAS, in accordance with its terms, (i) if and when at any time following issuance of any shares of Series MX Convertible Preferred Stock, the Corporation shall cause to be duly amended the Articles of Incorporation such that an increase shall be effected in the number of authorized shares of Common Stock to a number equal to or greater than nine hundred million (900,000,000), and without any action on the part of any holder(s) of the Series MX Convertible Preferred Stock, or further action on the part of the Corporation, each issued and outstanding share of Series MX Convertible Preferred Stock shall automatically convert into twenty five hundred (2,500) shares of Common Stock (the “Automatic Conversion Feature”), and (ii) holders of the Series MX Convertible Preferred Stock are entitled to vote on an as-converted-to-Common-Stock basis, together as a single class, with the Common Stock, on all matters requiring the approval, ratification or consent of holders of the Common Stock;

WHEREAS, commencing on July 23, 2014 in connection with the consummation of the merger involving the Corporation and EcoSmart Surface & Coating Technologies, Inc. (the “Merger”), and since that date for various other compensatory purposes, the Corporation has issued one hundred eighteen thousand nine hundred thirty eight (118,938) shares of Series MX Convertible Preferred Stock, in connection with which it has committed itself (though not conditionally) to increasing the number of authorized shares of Common Stock such that the Automatic Conversion Feature shall be triggered;

WHEREAS, each of the constitution of the Board of Directors, the shareholder base, and the business of the Corporation have all materially changed since the November 7, 2013 Consents, and all as a result of the Merger;

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WHEREAS, the Consenting Stockholders, inclusive of those holding shares of Series MX Convertible Preferred Stock voting on an as-converted-to-Common-Stock basis, have determined that it would now be in the best interests of the Corporation to amend the Articles of Incorporation so as to effect an increase in the number of authorized shares of Common Stock from 120,000,000 to 900,000,000, such amendment to be in the form annexed hereto as Exhibit A and made a part hereof (the “Proposed Amendment”);

NOW, THEREFORE, BE IT RESOLVED, that the Consenting Stockholders hereby consent to the Proposed Amendment, in the form annexed hereto as Exhibit A with such changes and additions, if any, as the officers of the Corporation, in consultation with corporate legal counsel, shall deem appropriate and advisable;

RESOLVED FURTHER, that the authorization afforded by the November 7, 2013 Consents be and hereby are rescinded and voided for all purposes;

RESOLVED FURTHER, that any actions taken by the members of the Board of Directors prior to the date of this written consent in relation to the foregoing resolutions shall be deemed to have been within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Corporation; and

RESOLVED FURTHER, that this written consent of the holders of a majority of the shares of Common Stock and Series MX Convertible Preferred Stock may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the undersigned Consenting Stockholders have executed this majority written consent as of the date first written above.

Name of Consenting Stockholder	Number of Common Shares Owned	Number of Series MX Preferred Shares Owned on an As-Converted-To Common Stock Basis (1:2500)	Total Number of Voting Shares Owned Together As a Single Class	Percentage of Voting Shares Owned Together As a Single Class	Signature of Consenting Stockholder

John A. Kuehne	26,500,800	4,687,500	31,188,300	7.49%	/s/ John Kuehne John Kuehne

Steven Malone	14,173,348	9,767,500	23,940,848	5.75%	/s/ Steven Malone Steven Malone

Michael Membrado	---	3,907,500	3,907,500	0.94%	/s/ Michael Membrado Michael Membrado

The Renewable Corporation, a Washington Corporation	---	157,942,500	157,942,500	37.92%	By:/s/ Gary Smith Name: Gary Smith Title: CEO
Totals	40,674,148	176,305,000	216,979,148	52.10%

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Exhibit A

Form of Amendment to Articles of Incorporation

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION FOR NEVADA PROFIT CORPORATIONS (Pursuant to NRS 78.385 AND 78.390 – After Issuance of Stock)

1.             Name of Corporation: Findex.com, Inc.

2.             The articles have been amended as follows (provide article numbers, if available):

ARTICLE V: The language of the first sentence of Article V shall be amended so as to read in its entirety as follows:

“The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 905,000,000 of which 900,000,000 are to be shares of common stock, $.001 par value per share, and of which 5,000,000 are to be shares of serial preferred stock, $.001 par value per share.”

3.     The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: A Majority.

4.             Effective date of filing (optional): Upon Filing.

5.             Officer Signature (required):

/s/ Steven Malone
Steven Malone
Chairman, President and Chief Executive Officer

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE

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